UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

Medical Properties Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

MPT Operating Partnership, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-0242069
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1000 Urban Center Drive, Suite 501, Birmingham, AL 35242

(Address of principal executive offices) (Zip code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures contained in “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K are incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Acquisition of healthcare property portfolio from Ernest Health, Inc. and related transactions

On February 29, 2012, Medical Properties Trust, Inc. (the “Company”) completed the previously announced acquisition of a healthcare property portfolio from Ernest Health, Inc. (“Ernest”) and related transactions. Pursuant to definitive agreements signed on January 31, 2012, affiliates of the Company’s operating partnership, MPT Operating Partnership, L.P. (the “Operating Partnership”), acquired assets from, and made mortgage loans to, Ernest, in addition to an equity contribution to the parent of Ernest for a combined purchase price and investment of approximately $396.5 million.

Real estate acquisition

Pursuant to a definitive real property asset purchase agreement, dated January 31, 2012, certain wholly-owned subsidiaries of the Operating Partnership acquired from Ernest and certain of its subsidiaries (i) a portfolio of five rehabilitation facilities (including a ground lease interest relating to a community-based acute rehabilitation facility in Wyoming), (ii) seven long-term acute care facilities located in seven states and (iii) undeveloped land in Provo, Utah for an aggregate purchase price of $200.0 million, subject to certain adjustments. The facilities acquired will be leased to limited liability companies wholly-owned by the Company’s taxable REIT subsidiary, MPT Development Services, Inc. (“MPT TRS”), which will sublease the facilities to subsidiaries of Ernest pursuant to a master sublease agreement. The master sublease agreement will have a 20-year term with three five-year extension options and provide for an average annualized cash rent of $18.0 million, plus consumer price-indexed increases, limited to a 2% floor and 5% ceiling annually.

Mortgage loan financing

Pursuant to the purchase agreement, MPT TRS also made $100.0 million mortgage loan to Ernest secured by a first mortgage interest in four subsidiaries of Ernest. The mortgage loan has a 20-year term with three five-year extension options and bears interest at 9% per year plus consumer price-indexed increases, limited to a 2% floor and 5% ceiling annually.

Acquisition loan and equity contribution

In addition, MPT Aztec Opco, LLC, a wholly-owned subsidiary of MPT TRS, entered into a joint venture limited liability company, Ernest Health Holdings, LLC (“Ernest Holdings”), with an entity formed by the former key management personnel of Ernest (“ManageCo”). MPT Aztec Opco, LLC made capital contributions of approximately $3.3 million to Ernest Holdings in exchange for a membership interest representing a 49% aggregate initial equity interest. The remaining 51% initial equity interest in Ernest Holdings is owned by ManageCo, which made contributions to Ernest Holdings valued at $3.5 million. Pursuant to the terms of an agreement and plan of merger dated January 31, 2012, a merger subsidiary of Ernest Holdings merged with and into Ernest, with Ernest surviving the merger as a wholly-owned subsidiary of Ernest Holdings. In addition, MPT Aztec Opco, LLC made an acquisition loan of approximately $93.2 million to the merger subsidiary. The acquisition loan bears interest at a rate of 15.0%, with a 6% coupon payable in cash in the first year, a 7% coupon payable in cash in the second year and a 10% coupon payable in cash thereafter. The remaining 9% in year one; 8% in year two and 5% thereafter will be accrued and paid upon the occurrence of any capital or liquidity events of Ernest Holdings and will be payable in all events at maturity.

Following the consummation of these transactions, Ernest and its operating subsidiaries will be managed and operated by ManageCo, or one or more of ManageCo’s affiliates, pursuant to the terms of a management agreement, which terms include a base management fee payable to ManageCo and incentive payments tied to specified benchmarks. ManageCo and MPT Aztec Opco, LLC will share profits and distributions from Ernest Health Holdings according to a distribution waterfall under which, if certain benchmarks are met, such that after taking into account interest paid on the acquisition loan, ManageCo and MPT Aztec Opco, LLC will share in cash generated by Ernest Holdings in a ratio of 21% to ManageCo and 79% to MPT Aztec Opco, LLC. Pursuant to the limited liability company agreement of Ernest Holdings, MPT Aztec Opco, LLC has no management authority or control except for certain rights consistent with a passive ownership interest, such as a limited right to approve annual budget components and the right to approve extraordinary transactions, and except in the case of certain extraordinary events, which events include any defaults under the master sublease agreement or the acquisition loan, in which case MPT Aztec Opco, LLC is given special member rights including, without limitation, the right to terminate the management agreement, hire new management, or market the company for sale.

The forms of purchase agreement, master sublease agreement, real estate loan agreement and agreement and plan of merger were each filed as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2012. The descriptions of these agreements above is qualified in their entirety by reference to such exhibits, which are incorporated herein by reference. These agreements have been provided in order to provide investors and shareholders with information regarding their terms. However, they are not intended to provide any other factual information about the Company, the Operating Partnership, Ernest, their respective subsidiaries and affiliates, or any other party. In particular, the representations, warranties and covenants contained in the Transaction Documents have been made only for the purpose of the Transaction Documents, and, as such, are intended solely for the benefit of the parties to the Transaction Documents. As a result, investors and shareholders are strongly encouraged not to rely on the representations, warranties and covenants contained in these agreements or on any descriptions thereof as accurate characterizations of the state of facts or condition of the Company, the Operating Partnership, Ernest or any other party. Investors and shareholders are likewise cautioned that they are not third-party beneficiaries under these agreements and do not have any direct rights or remedies under the agreements.

Financing transactions

The Company funded the acquisition and related transactions through a combination of (i) the issuance and sale of 23,575,000 shares of the Company’s common stock on February 7, 2012 for net proceeds of $220.7 million; and (ii) the issuance and sale by the Operating Partnership and its wholly-owned subsidiary of $200 million aggregate principal amount of their 6.375% Senior Notes due 2022 on February 17, 2012 for net proceeds of $196.5 million.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Ernest Health, Inc. and Subsidiaries as of December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, which have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein, were filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the Commission on January 31, 2012 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Ernest Health, Inc. and Subsidiaries as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and the notes related thereto were filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the Commission on January 31, 2012 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed consolidated financial statements as of September 30, 2011 and for the year ended December 31, 2010 and nine months ended September 30, 2011 relating to the Ernest acquisition transactions were included under the heading “Unaudited pro forma condensed consolidated financial statements” in the Company’s and Operating Partnership’s prospectus filed with the Commission pursuant to Rule 424(b)(2) on February 7, 2012 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Real Property Asset Purchase Agreement, dated as of January 31, 2012 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.2	Form of Lease Agreement, dated January 31, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.3	Form of Real Estate Loan Agreement, dated as of January 31, 2012 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.4	Form of Agreement and Plan of Merger, dated January 31, 2012 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.1	Audited consolidated financial statements of Ernest Health, Inc. and (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.2	Unaudited condensed consolidated financial statements of Ernest Health, Inc. and Subsidiaries (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.3	Medical Properties Trust, Inc. and Subsidiaries unaudited pro forma condensed consolidated financial statements (incorporated by reference to information appearing under the heading “Unaudited pro forma condensed consolidated financial statements” in the Company’s and Operating Partnership’s prospectus filed with the Commission pursuant to Rule 424(b)(2) on February 7, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

MPT OPERATING PARTNERSHIP, L.P.

By:	Medical Properties Trust, LLC, its general partner

By:	Medical Properties Trust, Inc., its sole member

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: February 29, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Real Property Asset Purchase Agreement, dated as of January 31, 2012 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.2	Form of Lease Agreement, dated January 31, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.3	Form of Real Estate Loan Agreement, dated as of January 31, 2012 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

10.4	Form of Agreement and Plan of Merger, dated January 31, 2012 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.1	Audited consolidated financial statements of Ernest Health, Inc. and (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.2	Unaudited condensed consolidated financial statements of Ernest Health, Inc. and Subsidiaries (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on January 31, 2012)

99.3	Medical Properties Trust, Inc. and Subsidiaries unaudited pro forma condensed consolidated financial statements (incorporated by reference to information appearing under the heading “Unaudited pro forma condensed consolidated financial statements” in the Company’s and Operating Partnership’s prospectus filed with the Commission pursuant to Rule 424(b)(2) on February 7, 2012)